Exhibit 99.1

ZimVie Reports First Quarter 2025 Financial Results

•	Net Sales from Continuing Operations of $112.0 million

•	Net Loss from Continuing Operations of $(2.6) million; Net Loss margin of (2.3)%

•	Adjusted EBITDA[1] from Continuing Operations of $17.6 million; Adjusted EBITDA[1] margin of 15.7%

•	GAAP diluted EPS from Continuing Operations of $(0.09) and adjusted diluted EPS[1] from Continuing Operations of $0.27

PALM BEACH GARDENS, Florida, May 8, 2025 (GLOBE NEWSWIRE) – ZimVie Inc. (Nasdaq: ZIMV), a global life sciences leader in the dental market, today reported financial results for the quarter ended March 31, 2025. Management will host a corresponding conference call today, May 8, 2025, at 4:30 p.m. Eastern Time.

“We are proud to have entered 2025 with a strong focus on execution and operational diligence as we maintain a leading position with dental customers through innovation and education,” said Vafa Jamali, President and Chief Executive Officer. “Going forward, we intend to advance our goal to drive operational efficiency and profitability improvements while striving towards a return to top-line growth.”

First Quarter 2025 Financial Results: Continuing Operations

Net sales for the first quarter of 2025 were $112.0 million, a decrease of 5.2% on a reported basis and 4.1% in constant currency[1], versus the first quarter of 2024.

Net loss for the first quarter of 2025 was $(2.6) million, an improvement of $8.9 million versus a net loss of $(11.5) million in the first quarter of 2024. Net loss margin for the first quarter of 2025 was (2.3)% of net sales, an improvement of 740 basis points versus a net loss margin of (9.7)% in the first quarter of 2024.

Adjusted net income[1] for the first quarter of 2025 was $7.4 million, an increase of $5.2 million versus the first quarter of 2024.

Basic and diluted EPS were $(0.09) and adjusted diluted EPS[1] was $0.27 for the first quarter of 2025. Weighted average shares outstanding for both basic and adjusted diluted EPS was 27.7 million.

Adjusted EBITDA[1] for the first quarter of 2025 was $17.6 million, or 15.7% of net sales, an increase of $5.1 million or 520 basis points versus the first quarter of 2024.

Full Year 2025 Continuing Operations Financial Guidance:

Projected Year Ending December 31, 2025	Guidance
Net Sales	$445M to $460M
Adjusted EBITDA [2]	$65M to $70M
Adjusted EPS[2]	$0.80 to $0.95

[1]	This is a non-GAAP financial measure. Refer to “Note on Non-GAAP Financial Measures” and the reconciliations in this release for further information.
[2]

This is a non-GAAP financial measure for which a reconciliation to the most directly comparable GAAP financial measure is not available without unreasonable efforts. Refer to “Forward-Looking Non-GAAP Financial Measures” in this release, which identifies the information that is unavailable without unreasonable efforts and provides additional information. It is probable that this forward-looking non-GAAP financial measure may be materially different from the corresponding GAAP financial measure.

Conference Call

ZimVie will host a conference call today, May 8, 2025, at 4:30 p.m. ET to discuss its first quarter 2025 financial results. To access the call, please register online at https://investor.zimvie.com/events-presentations/event-calendar. A live and archived audio webcast will also be available on this site.

About ZimVie

ZimVie is a global life sciences leader in the dental market that develops, manufactures, and delivers a comprehensive portfolio of products and solutions designed to support dental tooth replacement and restoration procedures. From its headquarters in Palm Beach Gardens, Florida, and additional facilities around the globe, ZimVie works to improve smiles, function, and confidence in daily life by offering comprehensive tooth replacement solutions, including trusted dental implants, biomaterials, and digital workflow solutions. As a worldwide leader in this space, ZimVie is committed to advancing clinical science and technology foundational to restoring daily life. For more information about ZimVie, please visit us at www.ZimVie.com. Follow @ZimVie on Twitter, Facebook, LinkedIn, or Instagram.

Note on Non-GAAP Financial Measures

This press release includes non-GAAP financial measures that differ from financial measures calculated in accordance with U.S. generally accepted accounting principles (“GAAP”). These non-GAAP financial measures may not be comparable to similar measures reported by other companies and should be considered in addition to, and not as a substitute for, or superior to, other measures prepared in accordance with GAAP.

Sales change information in this release is presented on a GAAP (reported) basis and on a constant currency basis. Constant currency percentage changes exclude the effects of foreign currency exchange rates. They are calculated by translating current and prior-period sales from Continuing Operations at the same predetermined exchange rate. The translated results are then used to determine year-over-year percentage increases or decreases.

Net income (loss) and diluted earnings (loss) per share in this release are presented on a GAAP (reported) basis and on an adjusted basis. Adjusted net income (loss) and adjusted diluted earnings (loss) per share exclude the effects of certain items, which are detailed in the reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measures presented later in this press release.

Adjusted EBITDA is a non-GAAP financial measure provided in this release for certain periods and is calculated by excluding certain items from net income (loss) from Continuing Operations on a GAAP basis, as detailed in the reconciliations presented later in this press release. Adjusted EBITDA margin is Adjusted EBITDA divided by net sales from Continuing Operations for the applicable period.

Adjusted cost of products sold (excluding intangible asset amortization), adjusted R&D and adjusted SG&A (on an actual basis and as a percentage of sales) are non-GAAP financial measures provided in this presentation for certain periods and are calculated by excluding the effects of certain items from cost of products sold (excluding intangible asset amortization), R&D and SG&A, respectively, on a GAAP basis. as detailed in the reconciliations presented later in this presentation.

Reconciliations of these non-GAAP measures to the most directly comparable GAAP financial measures are included in this press release.

Management uses non-GAAP financial measures internally to evaluate the performance of the business. Additionally, management believes these non-GAAP measures provide meaningful incremental information to investors to consider when evaluating the performance of the company. Management believes these measures offer the ability to make period-to-period comparisons that are not impacted by certain items that can cause dramatic changes in reported income, but that do not impact the fundamentals of our operations. The non-GAAP measures enable the evaluation of operating results and trend analysis by allowing a reader to better identify operating trends that may otherwise be masked or distorted by these types of items that are excluded from the non-GAAP measures.

Forward-Looking Non-GAAP Financial Measures

This press release also includes certain forward-looking non-GAAP financial measures for the year ending December 31, 2025. We calculate forward-looking non-GAAP financial measures based on internal forecasts that omit certain amounts that would be included in GAAP financial measures. We have not provided quantitative reconciliations of these forward-looking non-GAAP financial measures to the most directly comparable forward-looking GAAP financial measures because the excluded items are not available on a prospective basis without unreasonable efforts. For example, the timing of certain transactions is difficult to predict because management’s plans may change. In addition, the company believes such reconciliations would imply a degree of precision and certainty that could be confusing to investors. It is probable that these forward-looking non-GAAP financial measures may be materially different from the corresponding GAAP financial measures.

Cautionary Note Regarding Forward-Looking Statements

This press release contains forward-looking statements within the meaning of federal securities laws, including, among others, any statements about our expectations, plans, intentions, strategies, or prospects. We generally use the words “may,” “will,” “expects,” “believes,” “anticipates,” “plans,” “estimates,” “projects,” “assumes,” “guides,” “targets,” “forecasts,” “sees,” “seeks,” “should,” “could,” “would,” “predicts,” “potential,” “strategy,” “future,” “opportunity,” “work toward,” “intends,” “guidance,” “confidence,” “positioned,” “design,” “strive,” “continue,” “track,” “look forward to,” “optimistic” and similar expressions to identify forward-looking statements. All statements other than statements of historical or current fact are or may be deemed to be forward-looking statements. Such statements are based upon the current beliefs, expectations, and assumptions of management and are subject to significant risks, uncertainties, and changes in circumstances that could cause actual outcomes and results to differ materially from the forward-looking statements. These risks, uncertainties and changes in circumstances include, but are not limited to: dependence on new product development, technological advances and innovation; shifts in the product category or regional sales mix of our products and services; supply and prices of raw materials and products, including impacts from tariffs; pricing pressures from competitors, customers, dental practices and insurance providers; changes in customer demand for our products and services caused by demographic changes or other factors; challenges relating to changes in and compliance with governmental laws and regulations affecting our U.S. and international businesses, including regulations of the U.S. Food and Drug Administration and foreign government regulators, such as more stringent requirements for regulatory clearance of products; competition; the impact of healthcare reform measures; reductions in reimbursement levels by third-party payors; cost containment efforts sponsored by government agencies, legislative bodies, the private sector and healthcare group purchasing organizations, including the volume-based procurement process in China; control of costs and expenses; dependence on a limited number of suppliers for key raw materials and outsourced activities; the ability to obtain and maintain adequate intellectual property protection; breaches or failures of our information technology systems or products, including by cyberattack, unauthorized access or theft; the ability to retain the independent agents and distributors who market our products; our ability to attract, retain and develop the highly skilled employees we need to support our business; the effect of mergers and acquisitions on our relationships with customers, suppliers and lenders and on our operating results and businesses generally; a determination by the Internal Revenue Service that the distribution of our shares of common stock by Zimmer Biomet Holdings, Inc. in 2022 (the “distribution”) or certain related transactions should be treated as taxable transactions; the ability to form and implement alliances; changes in tax obligations arising from tax reform measures, including European Union rules on state aid, or examinations by tax authorities; product liability, intellectual property and commercial litigation losses; changes in general industry and market conditions, including domestic and international growth rates; changes in general domestic and international economic conditions, including inflation and interest rate and currency exchange rate fluctuations; the effects of global pandemics and other adverse public health developments on the global economy, our business and operations and the business and operations of our suppliers and customers, including the deferral of elective procedures and our ability to collect accounts receivable; and the impact of the ongoing financial and political uncertainty on countries in the Euro zone on the ability to collect accounts receivable in affected countries. You are cautioned not to rely on these forward-looking statements, since there can be no assurance that these forward-looking statements will prove to be accurate. Forward-looking statements speak only as of the date they are made, and we expressly disclaim any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.

Media Contact Information:

ZimVie

Grace Flowers • Grace.Flowers@ZimVie.com

(561) 319-6130

Investor Contact Information:

Gilmartin Group LLC

Webb Campbell • Webb@gilmartinir.com

ZIMVIE INC.

CONSOLIDATED STATEMENT OF OPERATIONS

(in thousands, except per share data)

(unaudited)

	For the Three Months Ended March 31,
	2025	2024
Net Sales	$111,997	$118,195
Cost of products sold, excluding intangible asset amortization	(37,949)	(44,258)
Intangible asset amortization	(6,032)	(6,022)
Research and development	(5,371)	(6,701)
Selling, general and administrative	(58,984)	(60,330)
Restructuring and other cost reduction initiatives	(1,432)	(2,579)
Acquisition, integration, divestiture and related	(1,449)	(1,037)

Operating expenses	(111,217)	(120,927)

Operating Profit (Loss)	780	(2,732)
Other income (expense), net	1,686	(311)
Interest income	2,035	507
Interest expense	(4,052)	(4,873)

Income (loss) from continuing operations before income taxes	449	(7,409)
Provision for income taxes from continuing operations	(3,074)	(4,074)

Net Loss from Continuing Operations of ZimVie Inc.	(2,625)	(11,483)
Income from discontinued operations, net of tax	1,154	3,722

Net Loss of ZimVie Inc.	$(1,471)	$(7,761)

Basic (Loss) Earnings Per Common Share:
Continuing operations	$(0.09)	$(0.42)
Discontinued operations	0.04	0.13

Net Loss	$(0.05)	$(0.29)

Diluted (Loss) Earnings Per Common Share
Continuing operations	$(0.09)	$(0.42)
Discontinued operations	0.04	0.13

Net Loss	$(0.05)	$(0.29)

ZIMVIE INC.

CONSOLIDATED BALANCE SHEETS

(in thousands, except per share data)

(unaudited)

	As of
	March 31, 2025	December 31, 2024
ASSETS
Current Assets:
Cash and cash equivalents	$66,750	$74,974
Accounts receivable, net of allowance for credit losses of $1,985 and $2,088, respectively	76,688	65,211
Inventories	77,675	75,018
Prepaid expenses and other current assets	17,309	23,295
Current assets of discontinued operations	12,236	18,787

Total Current Assets	250,658	257,285
Property, plant and equipment, net of accumulated depreciation of $130,816 and $126,620, respectively	46,948	47,268
Goodwill	260,444	257,605
Intangible assets, net	89,658	92,734
Note receivable	65,928	64,643
Other assets	26,298	26,611
Noncurrent assets of discontinued operations	5,848	7,528

Total Assets	$745,782	$753,674

LIABILITIES AND EQUITY
Current Liabilities:
Accounts payable	$31,541	$32,958
Income taxes payable	4,139	3,263
Other current liabilities	61,064	62,905
Current liabilities of discontinued operations	20,400	34,818

Total Current Liabilities	117,144	133,944
Deferred income taxes	28	—
Lease liability	8,237	8,218
Other long-term liabilities	4,631	9,232
Non-current portion of debt	220,618	220,451
Noncurrent liabilities of discontinued operations	1	122

Total Liabilities	350,659	371,967

Commitments and Contingencies
Stockholders’ Equity:
Common stock, $0.01 par value, 150,000 shares authorized Shares, issued and outstanding, of 27,903 and 27,677, respectively	279	277
Preferred stock, $0.01 par value, 15,000 shares authorized, 0 shares issued and outstanding	—	—
Additional paid in capital	940,990	938,630
Accumulated deficit	(468,110)	(466,639)
Accumulated other comprehensive loss	(78,036)	(90,561)

Total Stockholders’ Equity	395,123	381,707

Total Liabilities and Stockholders’ Equity	$745,782	$753,674

ZIMVIE INC.

CONSOLIDATED STATEMENTS OF CASH FLOWS

(in thousands)

(unaudited)

	For the Three Months Ended March 31,
	2025	2024
Cash flows used in operating activities:
Net loss of ZimVie Inc.	$(1,471)	$(7,761)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	8,655	8,430
Share-based compensation	3,497	3,473
Deferred income tax provision	1,012	(233)
(Gain) loss on disposal of fixed assets	(172)	413
Other non-cash items	515	1,596
Adjustment of spine disposal group to fair value	—	(11,143)
Changes in operating assets and liabilities:
Income taxes	3,722	6,586
Accounts receivable	(10,019)	(6,651)
Inventories	(1,283)	4,588
Prepaid expenses and other current assets	3,360	323
Accounts payable and accrued liabilities	(20,386)	(10,264)
Other assets and liabilities	(1,341)	(868)

Net cash used in operating activities	(13,911)	(11,511)

Cash flows used in investing activities:
Additions to instruments	—	(1,316)
Additions to other property, plant and equipment	(1,503)	(835)
Other investing activities	(444)	(1,987)

Net cash used in investing activities	(1,947)	(4,138)

Cash flows used in financing activities:
Payments related to tax withholding for share-based compensation	(1,135)	(1,437)

Net cash used in financing activities	(1,135)	(1,437)

Effect of exchange rates on cash and cash equivalents	7,171	(2,098)

Decrease in cash and cash equivalents	(9,822)	(19,184)
Cash and cash equivalents, beginning of year	76,572	87,768

Cash and cash equivalents, end of period	$66,750	$68,584

Presentation includes cash of both continuing and discontinued operations

RECONCILIATION OF CONSTANT CURRENCY NET SALES

Continuing Operations ($ in thousands)

	For the Three Months Ended March 31,
	2025	2024	Change (%)	Foreign Exchange Impact	Constant Currency % Change
United States	$65,833	$67,748	(2.8%)	0.0%	(2.8%)
International	46,164	50,447	(8.5%)	(2.6%)	(5.9%)

Total Net Sales	$111,997	$118,195	(5.2%)	(1.1%)	(4.1%)

RECONCILIATION OF ADJUSTED NET INCOME AND DILUTED EPS

Continuing Operations (in thousands, except per share data)

	For the Three Months Ended March 31, 2025
	Net Sales	Cost of products sold, excluding intangible asset amortization	Operating expenses, excluding cost of products sold	Operating Income	Net (Loss) Income	Diluted EPS
Reported	$111,997	$(37,949)	$(73,268)	$780	$(2,625)	$(0.09)
Restructuring and other cost reduction initiatives [1]	—	—	1,432	1,432	1,432	0.05
Acquisition, integration, divestiture and related [2]	—	—	1,449	1,449	1,449	0.05
Intangible asset amortization	—	—	6,032	6,032	6,032	0.22
Other charges [3]	—	314	34	348	348	0.01
Share-based compensation modification [4]	—	—	251	251	251	0.01
Tax effect of above adjustments & other [5]	—	—	—	—	484	0.02

Adjusted	$111,997	$(37,635)	$(64,070)	$10,292	$7,371	$0.27

	For the Three Months Ended March 31, 2024
	Net Sales	Cost of products sold, excluding intangible asset amortization	Operating expenses, excluding cost of products sold	Operating (Loss) Income	Net (Loss) Income	Diluted EPS
Reported	$118,195	$(44,258)	$(76,669)	$(2,732)	$(11,483)	$(0.42)
Restructuring and other cost reduction initiatives [1]	—	—	2,579	2,579	2,579	0.10
Acquisition, integration, divestiture and related [2]	—	—	1,037	1,037	1,037	0.04
Intangible asset amortization	—	—	6,022	6,022	6,022	0.22
European Union medical device regulation [6]	—	—	401	401	401	0.01
Other charges [3]	—	286	—	286	286	0.01
Tax effect of above adjustments & other [5]	—	—	—	—	3,316	0.12

Adjusted	$118,195	$(43,972)	$(66,630)	$7,593	$2,158	$0.08

[1]	Restructuring activities optimize our organization for future success based on the current business environment and sale of the spine business, primarily related to employee termination benefits.
[2]

Acquisition, integration, divestiture and related expenses for the three months ended March 31, 2025 include professional services fees ($0.9 million) and a fair value adjustment of the seller note ($0.3 million), each related to sale of the spine segment, as well as transaction costs related to the evaluation of strategic options for our portfolio ($0.2 million). Acquisition, integration, divestiture and related expenses for the three months ended March 31, 2024 primarily include professional services fees ($0.9 million) related to the sale of the spine segment.

[3]

Regulatory costs incurred in 2025 to change the manufacturer of record as required by our separation from Zimmer Biomet Holdings, Inc. (“ZBH”) after initial compliance with the European Union (“EU”) Medical Device Regulation (“MDR”), as well as property, plant, and equipment step-up amortization from prior acquisitions.

[4]

Net impact to share-based compensation expense of converting outstanding restricted stock units (“RSUs”) with performance-based metrics based on the consolidated results of the spine and dental segments into time-based RSUs following the sale of the spine segment.

[5]

Reflects the tax effect of the adjustments from reported to adjusted, as well as an adjustment for management’s expectation of ZimVie’s statutory tax rate based on current tax law and adjusted pre-tax income.

[6]	Expenses incurred for initial compliance with the EU MDR for previously-approved products.

RECONCILIATION OF ADJUSTED EBITDA:

Continuing Operations ($ in thousands)

	For the Three Months Ended March 31,
	2025	2024
Net Sales	$111,997	$118,195
Net Loss	$(2,625)	$(11,483)
Interest expense, net	2,017	4,366
Income tax provision	3,074	4,074
Depreciation and amortization	8,655	8,430

EBITDA	11,121	5,387
Share-based compensation	3,497	2,762
Restructuring and other cost reduction initiatives [1]	1,432	2,579
Acquisition, integration, divestiture and related [2]	1,449	1,037
European Union medical device regulation [3]	—	401
Other charges [4]	62	286

Adjusted EBITDA	$17,561	$12,452

Net Loss Margin [5]	(2.3%)	(9.7%)
Adjusted EBITDA Margin [6]	15.7%	10.5%

[1]	Restructuring activities to optimize our organization for future success based on the current business environment and sale of the spine business, primarily related to employee termination benefits.
[2]

Acquisition, integration, divestiture and related expenses for the three months ended March 31, 2025 include professional services fees ($0.9 million) and a fair value adjustment of the seller note ($0.3 million), each related to sale of the spine segment, as well as transaction costs related to the evaluation of strategic options for our portfolio ($0.2 million). Acquisition, integration, divestiture and related expenses for the three months ended March 31, 2024 primarily include professional services fees ($0.9 million) related to the sale of the spine segment.

[3]	Expenses incurred for initial compliance with the EU MDR for previously-approved products.
[4]

Regulatory costs incurred in 2025 to change the manufacturer of record as required by our separation from ZBH after initial compliance with the EU MDR, as well as property, plant, and equipment step-up amortization from prior acquisitions.

[5]	Net Loss Margin is calculated as Net Loss divided by Net Sales for the applicable period.
[6]	Adjusted EBITDA Margin is Adjusted EBITDA divided by Net Sales for the applicable period.

RECONCILIATION OF COST OF PRODUCTS SOLD (excluding intangible asset amortization), R&D and SG&A:

Continuing Operations ($ in thousands)

	Three Months Ended March 31,		Percentage of Net Sales
	2025	2024	2025	2024
Cost of products sold, excluding intangible asset amortization	$(37,949)	$(44,258)	(33.9%)	(37.4%)
Other charges [1]	314	286	0.3%	0.2%

Adjusted cost of products sold, excluding intangible asset amortization	$(37,635)	$(43,972)	(33.6%)	(37.2%)

	2025	2024	2025	2024
Research and development	$(5,371)	$(6,701)	(4.8%)	(5.7%)
European Union medical device regulation [2]	—	401	0.0%	0.4%

Adjusted research and development	$(5,371)	$(6,300)	(4.8%)	(5.3%)

	2025	2024	2025	2024
Selling, general and administrative	$(58,984)	$(60,330)	(52.7%)	(51.0%)
Other charges [1]	34	—	0.0%	0.0%
Share-based compensation modification [3]	251	—	0.3%	0.0%

Adjusted selling, general and administrative	$(58,699)	$(60,330)	(52.4%)	(51.0%)

[1]

Regulatory costs incurred in 2025 to change the manufacturer of record as required by our separation from ZBH after initial compliance with the EU MDR, as well as property, plant, and equipment step-up amortization from prior acquisitions.

[2]	Expenses incurred for initial compliance with the EU MDR for previously-approved products.
[3]

Net impact to share-based compensation expense of converting outstanding RSUs with performance-based metrics based on the consolidated results of the spine and dental segments to time-based RSUs following the sale of the spine segment.